Positioned for performance: An overview of 2017 and beyond West Coast Utilities Seminar Las Vegas, Nevada March 21-22, 2018 NYSE: AVA www.avistacorp.com Exhibit 99.1

Disclaimer 2 All forward-looking statements in this presentation are based on underlying assumptions (many of which are based, in turn, upon further assumptions). These statements are subject to a variety of risks and uncertainties and other factors. Most of these factors are beyond our control and may have a significant effect on our operations, results of operations, financial condition or cash flows, which could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks, uncertainties and other factors include, among others, those included in the appendix herein and in our most recent Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. Those reports are also available on our website at www.avistacorp.com

3 Steadily building long-term value Reliably building value for our customers, investors, communities and employees Projecting long-term earnings and dividend growth of 4% to 5% Avista Utilities AEL&P Strategic Investments  5% to 6% rate base growth through utility capital investments  Upgrading infrastructure to enhance service and system reliability  Customer growth ~1%  Annual reduction to earnings of $0.05-$0.06 per share due to impacts from tax reform  Moderate rate base growth through utility capital investments  Customer and load growth less than 1%  Developing platforms for future growth □ Exploring data science and advanced analytics □ Investing in emerging technologies

Continued focus on financial performance 4  Increased quarterly dividend 4.2% to $0.3725  16th consecutive year of dividend increases  In 2018, we expect to issue approximately $375 million of long-term debt and up to $85 million of equity.  Equity issuances may come from sales agency agreements or from an equity contribution from Hydro One upon consummation of the acquisition or from a combination of those sources  2018 earnings guidance to be provided during Q1 earnings call after conclusion of the Washington general rate case  Expect order on or before April 26 $1.85 $3.10 $1.97 $2.15 2013 2014 2015 2016 2017* Continuing Operations Ecova (DiscOp) $1.79 Total Earnings per Diluted Share Attributable to Avista Corporation * 2017 earnings reduced by $0.16 per diluted share associated with tax law changes and $0.19 per diluted share of acquisition costs.

5 Washington  May 26, 2017, filed an electric and natural gas rate request designed to increase annual electric revenues by $61.4 million and annual natural gas revenues by $8.3 million, effective May 1, 2018 • Dec. 1, 2017, filed updated revenue requirements in rebuttal testimony due to changed timing of capital projects  Requests based on a 9.9% return on equity with a 50% common equity ratio Three-Year Rate Plan  New rates, if approved, will take effect May 1, 2018, with annual increases in May 2019 and May 2020  Power supply costs would be updated each year (on rebuttal, only update power supply costs in Year 1)  No new general rate cases would be filed with new rates effective prior to May 1, 2021 Driving effective regulatory outcomes Recovery of costs and capital investments ELECTRIC NATURAL GAS Filed Revenue Increase Filed Base % Increase Rebuttal Revenue Increase Filed Revenue Increase Filed Base % Increase Rebuttal Revenue Increase May 1, 2018 $61.4M 12.5% $54.4M $8.3M 9.3% $6.6M May 1, 2019 $14.0M* 2.5% $13.5M $4.2M 4.4% $3.7M May 1, 2020 $14.4M* 2.5% $13.9M $4.4M 4.4% $3.8M *Excludes power supply adjustment

6 Working through the impacts of Tax Reform 2017 Impacts  Recorded a $442.3 million regulatory liability  $339.9 million in excess deferred taxes and $102.4 million in income tax gross-up of the excess deferred taxes  Recorded a $10.2 million, or $0.16 per diluted share, adjustment to income tax expense in fourth quarter  $7.5 million related to Avista Utilities and $2.7 million related to other businesses Ongoing Impacts  Estimated customer benefit of $50-$60 million annually  Current regulatory proceedings to address impacts  Expect annual reduction to earnings of $0.05-$0.06 per diluted share  Future operating cash flows are negatively affected and could impact credit rating agency metrics  Moody’s rating outlook changed to negative

7 Avista to be acquired by Hydro One Key Transaction Terms  Offer price of US$53.00 per Avista common share in cash  Represents a 24% premium to Avista’s closing price on July 18, 2017 of US$42.74  Equity purchase price of US$3.4 billion (C$4.4 billion)  Total enterprise value of US$5.3 billion (C$6.7 billion), including Avista debt assumed  Avista preserves corporate identity and maintains headquarters in Spokane Timing and Approvals  Shareholder approval obtained at special meeting on Nov. 21, 2017  Filed for approval with all five state regulators and FERC  Received FERC approval  Requested state regulatory decisions by August 2018  Proposed customer rate credit of $31.5 million over 10 years  Upcoming key dates:  3/27: WA settlement agreement filed by parties  3/29: OR company rebuttal due  4/10: WA testimony in support of settlement agreement  4/12: OR settlement conference #2  4/26: ID settlement conference #1  Expect to file other regulatory approvals in 2018  Expected closing date in the second half of 2018

8 Our focus in 2018 Photo: Pullman Energy Storage Project  Continue to operate our business consistent with our 129 year history  Focused on regulatory approval process and successful completion of the merger with Hydro One in the second half of 2018 Business as usual

We welcome your questions Company Contact Lauren Pendergraft, Investor Relations Manager 509-495-2998 Lauren.pendergraft@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 9

Appendix 10

11 Strong and stable utility core  Regulated electric and natural gas operations  Serves customers in Washington, Idaho and Oregon  Contributes about 95% of earnings  Regulated electric operations  Serves customers in City and Borough of Juneau Avista Utilities Alaska Electric Light & Power Company (AEL&P) Long history of service, trust, innovation and collaboration Photo: Spokane River Upper Falls

Avista Utilities Significant investments in utility infrastructure 12

13  Diverse customer base □ 30,000 square mile service territory □ Service area population 1.6 million – 382,000 electric customers – 347,000 natural gas customers  Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ Developing key customer initiatives  Invested in our communities □ More than $2.5 million per year in charitable donations and over 48,500 volunteer hours from our employees Providing safe and reliable service for 129 years Solid foundation and continued commitment to innovation Information as of Dec. 31, 2017

14 A responsible mix of generation Hydro 49% Biomass 2%Wind 4.5% Coal 9.5% Natural Gas 35% Avista Utilities Electricity Generation Resource Mix* Dec. 31, 2017  Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs  Filed electric Integrated Resource Plan in August; long resources until 2026 □ 2026 resource acquisitions include a mix of upgrades to our thermal fleet, demand response, energy efficiency and a natural gas-fired peaker  Exceeds Washington state’s 15% Renewable Portfolio Standard for the next 20 years Founded on clean, renewable hydropower *Based on maximum capacity Excludes AEL&PPost Falls Dam, Idaho

Projected Investments to upgrade our systems 5% to 6% rate base growth 15 $151 $138 $138 $135 $74 $94 $95 $95 $49 $38 $62 $60 $44 $69 $47 $48 $70 $51 $46 $45 $30 $15 $17 $22 $418 $405 $405 $405 2017* 2018 2019 2020 Failed Plant & Operations Customer Requested Performance & Capacity Customer Service, Quality & Reliability Mandatory & Compliance Asset Condition Excludes capital expenditures at AEL&P of $6.4 million in 2017 and projected capital expenditures of $7 million in 2018, $8 million in 2019, and $7 million in 2020 *Includes AFUDC and amounts accrued at year-end

16 Investing to enhance service and system reliability Little Falls Plant Upgrade Grid Modernization Aldyl A Natural Gas Pipe Replacement Advanced Metering Infrastructure (AMI) Electric Vehicle Pilot Program Customer Facing Technology

17 Driving effective regulatory outcomes Recovery of costs and capital investments Idaho  Dec. 28, 2017, the Idaho Public Utilities Commission approved a multi-party settlement agreement designed to increase annual electric base revenues by $12.9 million, or 5.2 percent, effective Jan. 1, 2018, and by $4.5 million, or 1.8 percent, effective Jan. 1, 2019  For natural gas, the settlement agreement is designed to increase annual base revenues by $1.2 million, or 2.9 percent, effective Jan. 1, 2018, and by $1.1 million, or 2.7 percent on Jan. 1, 2019  Based on 50% equity ratio and 9.5% return on equity Alaska  Nov. 15, 2017, all-party settlement agreement approved by Regulatory Commission of Alaska designed to increase base revenues by 3.86% or $1.3 million, the level of interim rates that went into effect Nov. 23, 2016  Previously approved additional $2.9 million annually from interruptible service will be decreased to $2.06 million annually; a one-time $0.9 million credit will be credited back to customers through the Cost of Power Adjustment (COPA)  Based on a 58.18% equity ratio and an 11.95% return on equity Oregon  Sept. 13, 2017, received Commission approval of an all-party settlement agreement designed to increase annual natural gas base revenues by 5.9% or $3.5 million  Rate adjustment of $2.6 million was effective Oct. 1, 2017, and a second adjustment of $0.9 million was effective Nov. 1, 2017  Based on 50% equity ratio and 9.4% return on equity

Alaska Electric Light & Power Company (AEL&P) Growing the utility core 18

Oldest regulated electric utility in Alaska, founded in 1893 19  Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower  One of the lowest-cost electric utilities in the state  Approved capital structure of 58.18% equity ratio and an authorized return on equity of 11.95% Diversifying our utility footprint Juneau, Alaska

20 Strategic Investments Developing platforms for future growth

 LNG opportunities continue to be impacted by current market economics □ Salix (subsidiary) – Generation – substitution for diesel – Marine and rail fueling □ Plum Energy – Small LNG project investments  Targeted investments □ Energy Impact Partners – Private equity fund that invests in emerging technologies, services, and business models throughout electric supply chain with a collaborative, strategic investment approach □ TROVE – Leverage AMI, consumer and other data through predictive analytics to create utility value □ Spirae – Microgrid and distributed energy resource management platform Creating new growth platforms 21 *LNG: Liquefied natural gas

22 Financial Performance Metrics

Prudent Balance Sheet and Liquidity Debt 52.7% Equity 47.3% Consolidated Capital Structure Dec. 31, 2017 23 Additional long-term debt maturities beyond 2027 not shown *Excludes debt maturities of $15 million at Alaska Energy and Resources Company in 2019 $261 million of available liquidity at Avista Corp. as of December 31, 2017  Issued and sold $90 million of first mortgage bonds with a coupon of 3.91% due in 2047  Issued 1.3 million shares of common stock for total net proceeds of $56 million  In 2018, we expect to issue approximately $375 million of long-term debt and up to $85 million of equity.  Equity issuances may come from sales agency agreements or from an equity contribution from Hydro One upon consummation of the acquisition or from a combination of those sources $273 $90 $52 $250 $14 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Significant maturity in 2018 ($ millions) *

$1.85 $3.10 $1.97 $2.15 2013 2014 2015 2016 2017* Continuing Operations Ecova (DiscOp) $1.79 24 Continued long-term earnings growth Total Earnings per Diluted Share Attributable to Avista Corporation Business Segments Q4 2017 Q4 2016 Avista Utilities $0.44 $0.59 AEL&P $0.05 $0.05 Other $(0.07) $(0.02) Diluted EPS $0.42 $0.62 * 2017 earnings reduced by $0.16 per diluted share associated with tax law changes and $0.19 per diluted share of acquisition costs.

*Current quarterly dividend of $0.3725 annualized 25 Dividend growth expected to keep pace with long-term earnings growth Attractive and growing dividend $1.27 $1.32 $1.37 $1.43 $1.49* 2014 2015 2016 2017 2018

26 A solid investment  Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Steady returns and attractive dividend yield □ One of the greenest utilities in the U.S.* □ Committed to reducing current regulatory timing lag  Focus on utility growth □ Selective acquisitions □ Developing new products and services and supporting economic development throughout service area  Positioning for the future □ Leverage AMI data through applied analytics, gain insight into leading-edge energy solutions □ Track record of innovation (e.g. Itron, ReliOn, Ecova) *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, July 2016 Photo: Cabinet Gorge Dam Reliably building value for our customers, investors, communities and employees

Risk factors that may affect future results 27 The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: weather conditions (temperatures, precipitation levels and wind patterns), which affect both energy demand and electric generating capability, including the effect of precipitation and temperature on hydroelectric resources, the effect of wind patterns on wind-generated power, weather-sensitive customer demand, and similar effects on supply and demand in the wholesale energy markets; our ability to obtain financing through the issuance of debt and/or equity securities, which can be affected by various factors including our credit ratings, interest rates and other capital market conditions and the global economy; changes in interest rates that affect borrowing costs, our ability to effectively hedge interest rates for anticipated debt issuances, variable interest rate borrowing and the extent to which we recover interest costs through retail rates collected from customers; changes in actuarial assumptions, interest rates and the actual return on plan assets for our pension and other postretirement benefit plans, which can affect future funding obligations, pension and other postretirement benefit expense and the related liabilities; deterioration in the creditworthiness of our customers; the outcome of legal proceedings and other contingencies; economic conditions in our service areas, including the economy's effects on customer demand for utility services; declining energy demand related to customer energy efficiency and/or conservation measures; changes in long-term climates, both globally and within our utilities' service areas, which can affect, among other things, customer demand patterns and the volume and timing of streamflows to our hydroelectric resources; state and federal regulatory decisions or related judicial decisions that affect our ability to recover costs and earn a reasonable return including, but not limited to, disallowance or delay in the recovery of capital investments, operating costs, commodity costs, interest rate swap derivatives and discretion over allowed return on investment; possibility that our integrated resource plans for electric and natural gas will not be acknowledged by the state commissions, which could result in future resource acquisitions based on the integrated resource plans that are later deemed imprudent; volatility and illiquidity in wholesale energy markets, including the availability of willing buyers and sellers, changes in wholesale energy prices that can affect operating income, cash requirements to purchase electricity and natural gas, value received for wholesale sales, collateral required of us by counterparties in wholesale energy transactions and credit risk to us from such transactions, and the market value of derivative assets and liabilities; default or nonperformance on the part of any parties from whom we purchase and/or sell capacity or energy; potential environmental regulations affecting our ability to utilize or resulting in the obsolescence of our power supply resources; severe weather or natural disasters, including, but not limited to, avalanches, wind storms, wildfires, earthquakes, snow and ice storms, that can disrupt energy generation, transmission and distribution, as well as the availability and costs of materials, equipment, supplies and support services; explosions, fires, accidents, mechanical breakdowns or other incidents that may impair assets and may disrupt operations of any of our generation facilities, transmission, and electric and natural gas distribution systems or other operations and may require us to purchase replacement power; explosions, fires, accidents or other incidents arising from or allegedly arising from our operations that may cause wildfires, injuries to the public or property damage; blackouts or disruptions of interconnected transmission systems (the regional power grid); terrorist attacks, cyber attacks or other malicious acts that may disrupt or cause damage to our utility assets or to the national or regional economy in general, including any effects of terrorism, cyber attacks or vandalism that damage or disrupt information technology systems; work force issues, including changes in collective bargaining unit agreements, strikes, work stoppages, the loss of key executives, availability of workers in a variety of skill areas, and our ability to recruit and retain employees; increasing costs of insurance, more restrictive coverage terms and our ability to obtain insurance; delays or changes in construction costs, and/or our ability to obtain required permits and materials for present or prospective facilities; increasing health care costs and cost of health insurance provided to our employees and retirees; third party construction of buildings, billboard signs, towers or other structures within our rights of way, or placement of fuel receptacles within close proximity to our transformers or other equipment, including overbuild atop natural gas distribution lines; the loss of key suppliers for materials or services or disruptions to the supply chain; adverse impacts to our Alaska operations that could result from an extended outage of its hydroelectric generating resources or their inability to deliver energy, due to their lack of interconnectivity to any other electrical grids and the extensive cost of replacement power (diesel); changing river regulation at hydroelectric facilities not owned by us, which could impact our hydroelectric facilities downstream; compliance with extensive federal, state and local legislation and regulation, including numerous environmental, health, safety, infrastructure protection, reliability and other laws and regulations that affect our operations and costs; the ability to comply with the terms of the licenses and permits for our hydroelectric or thermal generating facilities at cost-effective levels; cyber attacks on us or our vendors or other potential lapses that result in unauthorized disclosure of private information, which could result in liabilities against us, costs to investigate, remediate and defend, and damage to our reputation; disruption to or breakdowns of information systems, automated controls and other technologies that we rely on for our operations, communications and customer service; changes in costs that impede our ability to effectively implement new information technology systems or to operate and maintain current production technology; changes in technologies, possibly making some of the current technology we utilize obsolete or introducing new cyber security risks; insufficient technology skills, which could lead to the inability to develop, modify or maintain our information systems; growth or decline of our customer base and the extent to which new uses for our services may materialize or existing uses may decline, including, but not limited to, the effect of the trend toward distributed generation at customer sites; the potential effects of negative publicity regarding our business practices, whether true or not, which could hurt our reputation and result in litigation or a decline in our common stock price; changes in our strategic business plans, which may be affected by any or all of the foregoing, including the entry into new businesses and/or the exit from existing businesses and the extent of our business development efforts where potential future business is uncertain; non-regulated activities may increase earnings volatility; failure to complete the proposed acquisition of the Company by Hydro One, which would negatively impact the market price of Avista Corp.'s common stock and could result in termination fees that would have a material adverse effect on our results of operations, financial condition, and cash flows; changes in environmental laws, regulations, decisions and policies, including present and potential environmental remediation costs and our compliance with these matters; the potential effects of initiatives, legislation or administrative rulemaking at the federal, state or local levels, including possible effects on our generating resources of restrictions on greenhouse gas emissions to mitigate concerns over global climate changes; political pressures or regulatory practices that could constrain or place additional cost burdens on our distribution systems through accelerated adoption of distributed generation or electric-powered transportation or on our energy supply sources, such as campaigns to halt coal-fired power generation and opposition to other thermal generation, wind turbines or hydroelectric facilities; wholesale and retail competition including alternative energy sources, growth in customer-owned power resource technologies that displace utility-supplied energy or that may be sold back to the utility, and alternative energy suppliers and delivery arrangements; failure to identify changes in legislation, taxation and regulatory issues which are detrimental or beneficial to our overall business; the new federal income tax law and its intended and unintended consequences on financial results and future cash flows, including the potential impact to credit ratings, which may affect our ability to borrow funds or increase the cost of borrowing in the future; policy and/or legislative changes resulting from the current presidential administration in various regulated areas, including, but not limited to, environmental regulation and healthcare regulations; and the risk of municipalization in any of our service territories.